[VISTA GOLD CORP. LETTERHEAD]
7961 SHAFFER PARKWAY
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE  (720) 981-1185
FAX  (720) 981-1186
                                          Trading Symbol:  VGZ
                                          Toronto and American Stock Exchanges

__________________________________________NEWS________________________________


VISTA GOLD CORP. ANNOUNCES COMPLETION OF THE TECHNICAL STUDY ON MAVERICK SPRINGS AND MOUNTAIN VIEW PROJECTS

DENVER, COLORADO NOVEMBER 5, 2002 - Vista Gold Corp. (TSX & AMEX: VGZ) is pleased to announce that independent technical studies of the Maverick Springs and Mountain View gold projects in Nevada have been completed by Snowden Mining Industry Consultants of Vancouver, British Columbia and the related technical reports, in compliance with Canadian National Instrument 43-101, have been completed. Vista Gold Corp. recently acquired these projects from Newmont Mining Corporation (NYSE & ASX: NEM; TSX: NMC) as announced October 8th.

Geological resources as of October 24, 2002 above a 0.005 ounces per ton cut-off for gold at the Maverick Springs project are:

------------------------------------- ---------------- -------------------------------
                                                                    Gold
------------------------------------- ---------------- -------------------------------
                                        Tons (000's)     Grade           Contained
                                                        (o.p.t.)           Ounces
------------------------------------- ---------------- ----------- -------------------
Indicated resources 1                          29,181       0.012             350,000
------------------------------------- ---------------- ----------- -------------------
Inferred resources 2                           67,905       0.011             747,000
------------------------------------- ---------------- ----------- -------------------

Geological resources as of October 24, 2002 above a 0.50 ounces per ton cut-off for silver at the Maverick Springs project are:

------------------------------------- ---------------- -------------------------------
                                                                   Silver
------------------------------------- ---------------- -------------------------------
                                        Tons (000's)      Grade         Contained
                                                         (o.p.t.)         Ounces
------------------------------------- ---------------- ----------- -------------------
Indicated resources 1                          27,391        1.18          32,321,000
------------------------------------- ---------------- ----------- -------------------
Inferred resources 2                           56,840        1.21          68,776,000
------------------------------------- ---------------- ----------- -------------------

Geological resources as of November 4, 2002 above a 0.006 ounces per ton cut-off for gold at the Mountain View project are:

------------------------------------- ---------------- -------------------------------
                                                                    Gold
------------------------------------- ---------------- -------------------------------
                                        Tons (000's)     Grade          Contained
                                                        (o.p.t.)         Ounces
------------------------------------- ---------------- ----------- -------------------
Indicated resources 1                          23,219       0.013             298,000
------------------------------------- ---------------- ----------- -------------------
Inferred resources 2                            4,466       0.039             175,000
------------------------------------- ---------------- ----------- -------------------

_______________________________________________________________________________

"I am delighted that the technical review of these projects has confirmed our initial estimates, and we are optimistic that the drill program, which is currently underway at Maverick Springs, will further add to these resources," said Jock McGregor, President and CEO. "At a cost of about $1 per ounce of gold resource, these projects represent very good value for our shareholders. In addition, discussions are currently underway to realize additional value from the Maverick Springs silver resources."

Vista Gold Corp. is an international gold mining, development and exploration company based in Littleton Colorado. Its holdings include the Paredones Amarillos project in Mexico, the Hycroft mine, the Maverick Springs and the Mountain View projects in Nevada, the Amayapampa project in Bolivia, and exploration projects in North and South America.




1 CAUTIONARY NOTE TO U.S. INVESTORS CONCERNING ESTIMATES OF INDICATED RESOURCES:
This table uses the term "indicated resources". We advise U.S. investors that while this term is recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize it. U.S. INVESTORS ARE CAUTIONED NOT TO ASSUME THAT ANY PART OR ALL OF MINERAL DEPOSITS IN THIS CATEGORY WILL EVER BE CONVERTED INTO RESERVES.

2 CAUTIONARY NOTE TO U.S. INVESTORS CONCERNING ESTIMATES OF INFERRED RESOURCES:
This table uses the terms "inferred resources". We advise U.S. investors that while this term is recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize it. "Inferred resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of a feasibility or other economic study. U.S. INVESTORS ARE CAUTIONED NOT TO ASSUME THAT ANY PART OR ALL OF AN INFERRED RESOURCE EXISTS OR IS ECONOMICALLY OR LEGALLY MINABLE.

The statements that are not historical facts are forward-looking statements involving known and unknown risks and uncertainties that could cause actual results to vary materially from targeted results. Such risks and uncertainties include those described from time to time in the Corporation's periodic reports, including the annual report on Form 10-KSB, as amended, filed with the U.S. Securities and Exchange Commission. The Corporation assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact Jock McGregor or Jack Engele at
(720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com.